                                                                  EXHIBIT 10.6.5

                           THIRD AMENDMENT TO LEASE

      THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is made and entered into this 24th day of December, 1987, by and between C.S.&Y. ASSOCIATES, a general partnership, hereinafter referred to as "Lessor", party of the first part, and ELDORADO HOTEL ASSOCIATES, a Nevada limited partnership, hereinafter referred to as "Lessee", party of the second part.

                               R E C I T A L S:
                               - - - - - - - -

      WHEREAS:

      A. Lessor is the owner of that certain real property situate in the City of Reno, County of Washoe, State of Nevada, that is more particularly described on that certain exhibit marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof (hereinafter the "CS&Y Parcel"). By Agreement dated July 21, 1972, Lessor and Lessee did enter into a Lease Agreement under the terms of which the CS&Y Parcel was leased by Lessor to Lessee for a term expiring June 30, 2027 (hereinafter the "Lease"). On or about March 20, 1973, Lessor and Lessee executed an Addendum to the Lease (hereinafter the "Addendum").

      B. Subsequent to the execution of the Lease and the Addendum, Lessee caused to be constructed on the CS&Y Parcel a hotel and casino facility known as the "Eldorado Hotel and Casino". Thereafter, Lessee acquired a parcel of real property lying adjacent to the CS&Y Parcel as more particularly described on that certain exhibit marked "Exhibit B", affixed hereto and by this reference incorporated herein and made a part hereof (hereinafter the "Shell Property"). Lessee desired to expand the hotel/casino facility onto the Shell Property and to make substantial improvements to both the CS&Y Parcel and the Shell Property. By Amendment to Lease dated January 1, 1978 (hereinafter the "First Amendment"), Lessor and Lessee amended the provisions of the Lease and Addendum concerning the amount of rental to be paid during the term of the Lease, construction of improvements and repairs, disposition of the CS&Y Parcel and Shell Property on the termination of the Lease, subordination of the Lease to a first mortgage or a first deed of trust encumbering the CS&Y Parcel and Shell Property and other provisions as more particularly therein described.

       C. Subsequent to the First Amendment, Lessee acquired additional real property lying adjacent to the CS&Y Parcel as more particularly described on that certain exhibit marked "Exhibit C", affixed hereto and by this reference incorporated herein and made a part hereof (hereinafter the "Phase I Property"). Lessee desired to construct additional hotel and casino facilities on the Phase I Property and connect such facilities to the hotel/casino facilities then existing on the CS&Y Parcel and Shell Property (hereinafter the "Phase I Project"). By Amendment to Lease dated January 31, 1985 (hereinafter the "Second Amendment"), Lessor and Lessee further modified the terms of the Lease, Addendum and First Amendment concerning



  LAW OFFICES OF
HENDERSON & NELSON
  164 HUBBARD WAY
      SUITE B
RENO, NEVADA  89502
the disposition of certain alley properties abandoned by the City of Reno, the amount of rental to be paid by Lessee to Lessor during the term of the Lease, and Lessee's right to cause the CS&Y Parcel to be encumbered by a first mortgage or deed of trust securing funds borrowed by Lessee.

      D. Lessee is the owner of certain real property lying between West Street on the West, West Fourth Street on the South, and North Sierra Street on the East, which is presently used by Lessee for additional parking for the Eldorado Hotel and Casino (hereinafter the "Fourth Street Parking Property"). The Fourth Street Parking Property is more particularly described on that certain exhibit marked "Exhibit D", affixed hereto and by this reference incorporated herein and made a part hereof. In connection with the financing procured by Lessee for the Phase I Project, Lessee was required by the lender to encumber, for the purpose of securing such financing, the CS&Y Parcel, the Shell Property, the Phase I Property and the Fourth Street Parking Property.

      E. Lessee has acquired fee title to all of the remaining property on the city block upon which the CS&Y Parcel, Shell Property and Phase I Property are situate, with the exception of the parcel of real property upon which the Talley Ho Motel is situate for which parcel Lessee holds an option to purchase which option Lessee intends to exercise prior to April 1, 1988. Upon the exercise of such option, Lessee will be the owner of all of the real property (except for the CS&Y Parcel) bounded by West Fourth Street to the North, North Virginia Street to the East, West Plaza Street to the South, and North Sierra Street to the West. The City block and real property therein contained so bounded by West Fourth Street to the North, North Virginia Street to the East, West Plaza Street to the South, and North Sierra Street to the West (including the CS&Y Parcel), shall hereinafter collectively be referred to as the "Eldorado Block Property".

      F. Lessee also owns that certain parcel of real property lying across North Sierra Street from the Eldorado Block Property that is more particularly described on that certain exhibit marked "Exhibit E", affixed hereto and by this reference incorporated herein and made a part hereof (hereinafter the "Petricciani Property").

      G. Lessee presently plans a further expansion of the Eldorado Hotel and Casino on the Eldorado Block Property (hereinafter the "Phase II Project") which is presently intended to consist generally of, subject to further modification:
(i) two subterranean levels of parking, (ii) additional casino space and new motor entrance on the ground floor, (iii) two additional restaurants, cocktail lounge, kitchen and support facilities, new registration desk and lobby, and expansion of the convention facilities on the second floor, (iv) food and beverage storage, additional kitchen and housekeeping support facilities, and employee dining, kitchen and lounge on the third floor, and (v) twenty-one (21) additional stories which will contain approximately 400 additional guest rooms and support facilities. The date upon which the City of Reno issues the permanent Certificate of Occupancy for the use and occupancy

  LAW OFFICES OF
HENDERSON & NELSON
  164 HUBBARD WAY
     SUITE A
   RENO, NEVADA
of the Phase II Project by Lessee and the public shall hereinafter be referred to as the "Phase II C of O Date".

     H. Lessee also anticipates constructing a parking garage on the Petricciani Property sometime in the future for the purpose of providing additional parking for the hotel/casino facility (hereinafter the "Parking Garage"). Upon the completion of the Parking Garage, Lessee intends to cause the Fourth Street Parking Property to be released from the deed of trust or other security instruments securing repayment of the financing for the Phase I Project or, if then applicable, securing repayment of the financing for the Phase II Project.

     I. Throughout the term of the Lease thus far elapsed, the continual expansions of the Eldorado Hotel and Casino have required amendments concerning the rental which will be paid to Lessor and the terms upon which the Lessee is entitled to encumber the CS&Y Parcel. These modifications to the Lease are evidenced by the First Amendment and Second Amendment. It is Lessor's and Lessee's intention to enter into this Third Amendment to Lease for the purpose of amending the Lease in a manner that will provide the basis upon which Lessee can pursue future expansions and other business endeavors including, but not limited to, financing and constructing the Phase II Project and the Parking Garage. It is the intention of Lessor and Lessee that the provisions contained in this Third Amendment to Lease shall exclusively set forth the terms upon which Lessee may require the Lessor to encumber the CS&Y Parcel to secure loans and financing made by Lessee, and the additional consideration which will be paid to Lessor in the form of rental payments and, under certain circumstances as hereinafter set forth, a Subordination Fee for the subordination of the Lessor's position to such loans and financing.

     NOW, THEREFORE, in consideration of the foregoing, and the other considerations hereinafter set forth in this Third Amendment, Lessor and Lessee do hereby agree as follows:

     1. The rental to be paid by Lessee to Lessor for the CS&Y Parcel shall be paid in the amounts and at the times set forth in paragraph 2 of the Second Amendment until the Phase II C of O Date. Commencing on the Phase II C of O Date, the following provision shall control the amount of rental to be paid which provision shall supersede the provisions concerning rental during the term of the Lease as contained in paragraphs 3(a), (b), and (c) of the Lease, paragraph 1 of the First Amendment and paragraph 2 of the Second Amendment.

         RENTAL DURING TERM OF LEASE:
         ---------------------------

         (a) Commencing on the Phase II C of O Date, and for the balance of the term of the Lease, the rental for the CS&Y Parcel shall be either the amount provided for in subparagraph (i), or subparagraph (ii) set forth below, whichever is greater.

    LAW OFFICES OF
  HENDERSON & NELSON
   164 HUBBARD WAY
       SUITE 8
RENO, NEVADA 89505-2670

        (i) There shall be a guaranteed minimum annual rent in the sum of Four Hundred Thousand Dollars ($400,000) (hereinafter referred to as "Basic Rental"). This Basic Rental shall not be subject to any adjustment based on the Consumer Price Index or otherwise during the remaining term of this Lease.

        (ii) A sum equal to three percent (3%) of the Gross Gaming Revenues for the first Six Million, Five Hundred Thousand Dollars ($6,500,000) of such Gross Gaming Revenues, one percent (1%) of the Gross Gaming Revenues in excess of Six Million Five Hundred Thousand Dollars ($6,500,000), up to Thirty-five Million Dollars ($35,000,000),and one-half of one percent (.50%) of Gross Gaming Revenues in excess of Thirty-five Million Dollars ($35,000,000), up to Fifty Million Dollars ($50,000,000), and one-forth of one percent (.25%) of Gross Gaming Revenues in excess of Fifty Million Dollars ($50,000,000) up to Seventy-five Million Dollars ($75,000,000), and one-tenth of one percent (.1%) of all Gross Gaming Revenues in excess of Seventy-five Million Dollars ($75,000,000). In addition to the foregoing, for a period of five (5) years commencing January 1, 1985, Lessee shall pay an additional one-fourth of one percent (.25%) of all Gross Gaming Revenues in excess of Thirty-five Million Dollars ($35,000,000) up to Forty Million Dollars ($40,000,000). "Gross Gaming Revenues" shall be defined as all gaming revenues received by Lessee from all gaming operations on the Eldorado Block Property including future expansions thereon that may be undertaken by Lessee, but shall not include, for example, any gaming revenues realized by Lessee from the Fourth Street Parking Property or any other gaming activities conducted by Lessee on any location other than the Eldorado Block Property. Gross Gaming Revenues for the purposes of this Third Amendment shall be computed as follows:

             The total of all amounts received from gaming operations on the Eldorado Block Property, as winnings, less the total of all amounts paid out, from gaming operations on the Eldorado Block Property, as losses. In computing winnings, no revenue shall be recognized on non-cash promotional items, or uncollected credit play. In computing losses, no deductions shall be allowed

  LAW OFFICES OF
HENDERSON & NELSON
  164 HUBBARD WAY
     SUITE B
RENO, NEVADA 89502
              for non-cash promotional payout or for the provision of anticipated payouts on progressive slot machines. Additionally, a deduction will be allowed for uncollected returned checks which were cashed for gaming purposes.

        (b) The rental payments due under paragraph (a) above shall be paid as follows:

              (i) The Basic Rental payable under subparagraph (a)(i) shall be payable in monthly instalments in the amount of Thirty-Three Thousand Three Hundred Thirty Three and 33/100 Dollars ($33,333.33).

              (ii) To the extent that the amount payable under subparagraph (a)
              (ii) above is greater than the amount payable under subparagraph
              (a)(i) for any calendar year, the difference shall be payable within ninety (90) days after the end of each calendar year.

        (c) Lessee shall make available for inspection by Lessor's duly authorized agent a copy of all gaming tax reports filed with the State of Nevada for the purposes of determining Gross Gaming Revenues and copies of the result of any audits of the gaming revenue by representatives of the State of Nevada. In addition, the independent auditors of the Lessee shall provide the Lessor written confirmation after the completion of their examination of Lessee's financial statements for each year, that their opinion on the financial statements was unqualified, or if their opinion was qualified in any respect related to the Gross Gaming Revenues, the independent auditors shall provide the reasons for such qualification to the Lessor. The Lessor may, at any time and at its own expense, obtain its own independent audit of the Gross Gaming Revenues, provided that it does not interfere with the conduct of normal business operations by the Lessee or the audits which are in progress by the State of Nevada or the Lessee's independent auditors.

     2. Paragraph 7 entitled "Improvements and Repairs" on pages 3, 4 and 5, and paragraph 29 entitled "Security" on page 19 of the Lease, paragraph 2 on pages 3, 4, and 5 of the First Amendment, and paragraph 4 on pages 4 and 5 of the Second Amendment are hereby deleted in their entirety and the following provisions shall fully amend, supersede and be substituted for such provisions:

              IMPROVEMENTS, REPAIRS, SECURITY AND SUBORDINATION:
              -------------------------------------------------

        It is the intention of Lessee to construct the Phase II Project and other income

  LAW OFFICES OF
HENDERSON & NELSON
 164 HUBBARD WAY
     SUITE 8
producing improvements on the Eldorado Block Property, and the nature, extent and use of such improvements, if made, shall be in the discretion of Lessee. All improvements, alterations, additions, deletions, modifications and repairs to the Eldorado Block Property shall be at the sole cost of Lessee and Lessee agrees to pay for all labor and materials used, and said improvements shall be the property of Lessee during the term of the Lease. All improvements on the Eldorado Block Property shall be the property of Lessee during the term of the Lease. On termination of the Lease, Lessor shall have an undivided two-thirds (2/3) interest and Lessee shall have an undivided one-third (1/3) interest in the total of all improvements then existing on the CS&Y Parcel and Shell Property taken as a whole and considered as one entity without regard to the physical characteristics of the improvements then existing on either the CS&Y Parcel or the Shell Property when considered separately. Lessor shall have no right, title or interest to any of the Eldorado Block Property (except for the CS&Y Parcel) other than the right to receive rentals as provided in paragraph 1 hereinabove during the term of the Lease and upon termination of the Lease shall have no right, title or interest in any of the Eldorado Block Property except for the CS&Y Parcel and the Shell Property as provided hereinabove.

Improvements to the CS&Y Parcel shall not be removed therefrom, unless the same shall be rebuilt or replaced with improvements of equal or greater value, or unless the removal shall be for the economic betterment of the Eldorado Hotel and Casino facility.

Lessee will comply at its sole expense with all requirements of public authorities. The expenses of all repairs, alterations or improvements heretofore or hereafter ordered by any public authority relative to the Eldorado Block Property shall be the responsibility of Lessee and paid for by it. This covenant shall apply not only to incidental repairs, alterations or improvements required by public authorities, but also to those of substantial or structural nature.
It shall also apply to safety requirements by public authorities.

Lessee shall have the right to secure a loan or loans, from time to time during the term of this Lease, by a first mortgage or first deed of trust encumbering the Eldorado Block Property and such other property or properties owned by Lessee which Lessee may elect, in its discretion, to so encumber. Such loan or loans may be for any purpose in

  LAW OFFICES OF
HENDERSON & NELSON
  164 HUBBARD WAY
     SUITE A
RENO, NEVADO 89502
              the sole and absolute discretion of Lessee and need not be for the purpose of making improvements, alterations or construction on the CS&Y Parcel or any other portion of the Eldorado Block Property. This Lease and the CS&Y Parcel and the Shell Property shall be automatically subordinated to such first mortgage or first deed of trust without any further act of Lessor and Lessor hereby consents thereto so long as the aggregate principal amount secured by such first mortgage or first deed of trust does not exceed the principal sum of Fifty Million Dollars ($50,000,000). Lessee shall further have the right to secure a loan or loans, from time to time during the term of this Lease, with an aggregate principal amount in excess of Fifty Million Dollars ($50,000,000), secured by a first mortgage or first deed of trust encumbering the Eldorado Block Property and such other property or properties owned by Lessee which Lessee may elect, in its discretion, to so encumber and the CS&Y Parcel and the Shell Property shall be automatically subordinated to such first mortgage or first deed of trust without any further act of Lessor and Lessor hereby consents thereto on the following terms and conditions:

                    (a) That Lessee shall have commenced or is about to commence construction of the Phase II Project.

                    (b) That the aggregate principal amount to which the Lease is subordinated as provided hereinabove be limited to Seventy-Five Million Dollars ($75,000,000) or sixty percent (60%) of the Fair Market Value of the Eldorado Block Property, together with any other property or properties which Lessee in its sole discretion encumbers as additional security for the loan or loans, whichever is greater. "Fair Market Value" as used herein shall mean the value which is agreed upon by Lessor and Lessee as being the Fair Market Value of the Eldorado Block Property, together with such other property or properties which Lessee may encumber as additional security for the loan or loans. If Lessor and Lessee are unable to agree on the Fair Market Value, an M.A.I. designated appraiser shall be mutually selected by Lessor and Lessee who shall appraise the Eldorado Block Property together with such other property or properties to be encumbered by Lessee as additional collateral for such financing. The M.A.I. appraiser's determination of Fair Market Value shall be based upon the income method, market

  LAW OFFICES OF
HENDERSON & NELSON
 164 HUBBARD WAY
     SUITE B
 RENO, NV 89502
                   approach or replacement value, whichever is higher, and such determination shall be deemed the Fair Market Value for the purposes of this provision and shall be binding upon Lessor and Lessee.

                   (c) To the extent by which the financing to which the CS&Y Parcel and Shell Property is subordinated exceeds the principal sum of $50,000,000, Lessee shall pay to Lessor, in addition to the rental set forth in paragraph 1 herein-above, an annual subordination fee ("Subordination Fee") to be determined and paid as follows:

                   Commencing on the Phase II C of O Date, Three Thousand,
                   Five Hundred Dollars ($3,500) per annum, or prorata propor-tion thereof if for less than a full calendar year, shall be paid for each One Million Dollars ($1,000,000), or prorata proportion thereof (rounded to the nearest thousandth), by which the outstanding balance of the principal owing on such financing exceeds $50,000,000, which Subordination Fee shall be payable quarterly, in arrears, based on the daily average of the unpaid principal balance (rounded to the nearest thousandth) outstanding on such financing in excess of $50,000,000 during the preceding calendar quarterly period.

              Lessor agrees to execute and deliver any such first mortgage or first deed of trust or any other documents or instruments that may be required by a lender to effectuate the subordination of this Lease and the encumbrance of the CS&Y Parcel and the Shell Property as provided hereinabove. Such financing shall be at a prevailing rate of interest, shall not extend beyond the term of the Lease and shall be with a financial institution authorized to do business in the State of Nevada or a group of recognized financial institutions for which a financial institution authorized to do business in the State of Nevada is acting as lead bank or agent bank for the purpose of providing funds for such financing. After July 1, 2007, the automatic subordination as set forth hereinabove shall continue so long as the repayment schedule of such financing is based upon an amortization which will cause such financing to be fully paid by the expiration date of the term of this Lease. All other subordinations, other than as provided in this Third Amendment, will require the written approval of Lessor.

LAW OFFICES OF
HENDERSON & NELSON
104 HUBBARD WAY
SUITE H
RENO, NEVADA

        3. Lessor consents that at such time as the Parking Garage is constructed on the Petricciani Property that Lessee may procure the release of the Fourth Street Parking Property from any first mortgage or first deed of trust or other security documents that may also encumber the Eldorado Block Property.

        4. All other terms and conditions of the Lease, Addendum, First Amendment and Second Amendment, except as otherwise provided herein or inconsistent with the terms and conditions set forth herein, shall remain in full force and effect.

        IN WITNESS WHEREOF, Lessor and Lessee have caused this Third Amendment to be executed as of the day and year first above written.

LESSOR:                                      LESSEE:

C.S.&Y. ASSOCIATES,                          ELDORADO HOTEL ASSOCIATES


/s/ George L. Siri, Jr.                      By: Recreational Enterprises,
- ------------------------------                   Inc., a Nevada
George L. Siri, Jr.                              corporation,


/s/ Susan B. Siri                                By /s/ Donald L. Carano
- ------------------------------                      ---------------------------
Susan B. Siri                                       Donald L. Carano


/s/ George Yori                              By: Hotel-Casino Management,
- ------------------------------                   Inc., a Nevada
George Yori                                      corporation


/s/ Genevieve Yori                               By /s/ Raymond J. Poncia, Jr.
- ------------------------------                      ---------------------------
Genevieve Yori                                      Raymond J. Poncia, Jr.


/s/ Lena M. Carano
- ------------------------------
Lena M. Carano, Executrix
of the Estate of William Carano


/s/ Lena M. Carano
- ------------------------------
Lena M. Carano


/s/ Donald L. Carano
- ------------------------------
Donald L. Carano


/s/ Donald L. Carano
- ------------------------------
Donald L. Carano, Trustee
for the Sonja Carano Trust


/s/ Mildred Carano Lewis
- ------------------------------
Mildred Carano Lewis


   LAW OFFICES OF
HENDERSON & NELSON
   164 HUBBARD WAY
       SUITE A
   RENO, NEVADA
                                      -9-

STATE OF NEVADA  )
                 ) SS
County of Washoe )

        On this 5th day of January, 1988, personally appeared before me, a Notary Public, GEORGE L. SIRI, JR., known to me to be the person described in and who acknowledged that he executed the foregoing instrument.


                                         /s/ Christine L. Gerwin
                                         ---------------------------
                                         Notary Public

                                         [SEAL OF NOTARY PUBLIC APPEARS HERE]

STATE OF NEVADA  )
                 )SS
County of Washoe )

        On this 5th day of January, 1988, personally appeared before me, a Notary Public, SUSAN B. SIRI, known to me to be the person described in and who acknowledged that she executed the foregoing instrument.

                                         /s/ Christine L. Gerwin
                                         ---------------------------
                                         Notary Public

                                         [SEAL OF NOTARY PUBLIC APPEARS HERE]

STATE OF NEVADA  )
                 )SS
County of Washoe )

        On this 5th day of January, 1988, personally appeared before me, a Notary Public, GEORGE YORI, known to me to be the person described in and who acknowledged that she executed the foregoing instrument.

                                         /s/ Robert B. MacKay
                                         ---------------------------
                                         Notary Public

                                         [SEAL OF NOTARY PUBLIC APPEARS HERE]

STATE OF NEVADA  )
                 )SS
County of Washoe )

        On this 5th day of January, 1988, personally appeared before me, a Notary Public, GENEVIEVE YORI, known to me to be the person described in and who acknowledged that she executed the foregoing instrument.

                                         /s/ Robert B. MacKay
                                         ---------------------------
                                         Notary Public

                                         [SEAL OF NOTARY PUBLIC APPEARS HERE]

                                     -10-
 LAW OFFICES OF
HENDERSON & NELSON
 164 HUBBARD WAY
    SUITE A
  RENO, NEVADA

STATE OF NEVADA         )
                        )ss
County of Washoe        )

          On this 28th day of December, 1987, personally appeared before me, a
                  ----        --------
Notary Public, LENA M. CARANO, known to me to be the person described in and who acknowledged that she executed the foregoing instrument.



                                            /s/ Robert B. MacKay
                                            ------------------------------------
                                            Notary Public

                                            [NOTARY PUBLIC SEAL APPEARS HERE]



STATE OF NEVADA         )
                        )ss
County of Washoe        )

          On this 24th day of December, 1987, personally appeared before me, a
                  ----        --------
Notary Public, DONALD L. CARANO, known to me to be the person described in and who acknowledged that he executed the foregoing instrument.



                                            /s/ Robert B. MacKay
                                            ------------------------------------
                                            Notary Public

                                            [NOTARY PUBLIC SEAL APPEARS HERE]




STATE OF CALIFORNIA     )
                        )ss
County of Cortra Costa  )

          On this 11th day of January, 1988, personally appeared before me, a
                  ----        -------
Notary Public, MILDRED CARANO LEWIS, known to me to be the person described in and who acknowledged that she executed the foregoing instrument.



[NOTARY PUBLIC SEAL APPEARS HERE]           /s/ Eleanor M. Sinton
                                            ------------------------------------
                                            Notary Public





STATE OF                )
                        )ss
County of               )

          On this 18th day of January, 1988, personally appeared before me, a
                  ----        -------
Notary Public, RAYMOND J. PONCIA, JR., known to me to be the person described in and who acknowledged that he executed the foregoing instrument.



[NOTARY PUBLIC SEAL APPEARS HERE]           /s/ E. Kay Vierra
                                            ------------------------------------
                                            Notary Public


  LAW OFFICES OF
HENDERSON & NELSON
 164 HUBBARD WAY
     SUITE A
   RENO, NEVADA

                                   -11-